EXHIBIT 10.2

EXECUTION
VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND
GUARANTY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT, dated as of August 19, 2019 (this “Agreement”) is entered into by and among SELECT INTERIOR CONCEPTS, INC., a Delaware corporation (“Topco”), ARCHITECTURAL GRANITE & MARBLE, LLC, a Delaware, limited liability company formerly known as G&M OPCO LLC (“AG&M”), PENTAL GRANITE AND MARBLE, LLC, a Washington limited liability company (“Pental”), L.A.R.K. INDUSTRIES, INC., a California corporation (“L.A.R.K.”), GREENCRAFT HOLDINGS, LLC, an Arizona limited liability company (“Greencraft  Holdings”), GREENCRAFT INTERIORS, LLC, an Arizona limited liability company (“Greencraft Interiors”), CASA VERDE SERVICES, LLC, a Delaware limited liability company (“Casa Verde”), GREENCRAFT STONE AND TILE LLC, an Arizona limited liability company (“Greencraft Stone”; and, together with Topco, AG&M, Pental Granite and Marble, L.A.R.K., Greencraft Holdings, Greencraft Interiors, Casa Verde, Greencraft Stone and each Person joined thereto as a borrower from time to time, individually and collectively, jointly and severally, “Borrower”), ARCHITECTURAL SURFACES GROUP, LLC, a Delaware limited liability company formerly known as TCFI G&M LLC (“AG&M Parent”), RESIDENTIAL DESIGN SERVICES, LLC, a Delaware limited liability company, formerly known as TCFI LARK LLC (“L.A.R.K. Parent”), AG IIOLDCO (SPV) LLC, a Delaware limited liability company (“AG SPV”) and SIC INTERMEDIATE, INC., a Delaware corporation (“SIC”, and together with Borrower, AG&M Parent, AG SPV and L.A.R.K. Parent, each individually, an “Obligor” and collectively, the “Obligors”) and BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, “Lender”).

WHEREAS, Borrower and Lender have entered into that certain Amended and Restated Loan, Security and Guaranty Agreement, dated June 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender has agreed to make certain loans (each a “Loan” and collectively the “Loans”); and

WHEREAS, Borrower has requested that Lender make certain amendments to the Loan Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 2: Amendments to Loan Agreement. Effective as of the date hereof, Borrower and Lender amend the Loan Agreement as follows:

(a)	The definition of “Revolver Commitment” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

“‘Revolver Commitment’: Lender’s obligation to make Revolver Loans and to issue Letters of Credit in an amount up to $100,000,000 in the aggregate.”

(b)	A new Section 11.21 is hereby added to the Loan Agreement to read in its entirety as follows:

“11.21.  Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section 11.21, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

SECTION 3: Effectiveness.  This Agreement shall become effective upon its execution by Borrower, the other Obligors party thereto and the Lender and receipt by the Lender of the following, in each case in form and substance reasonably satisfactory to the Lender in its Permitted Discretion:

(a)	original counterparts to this Agreement, duly executed by Borrower, the other Obligors party thereto and the Lender;
(b)

original counterparts to that certain Fourth Amendment to Intercreditor Agreement, duly executed by Lender as ABL Agent and Cerberus Business Finance, LLC, as Term Loan Agent, and acknowledged by Obligors, to be in form and substance satisfactory to Lender, which shall include a satisfactory amendment and restatement of the definition of “Maximum ABL Principal Obligations” in the Intercreditor Agreement;

(c)

a certificate of a duly authorized officer of each Obligor, certifying (i) that attached certified copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of this Agreement, and the other Loan Documents, as applicable, are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to the credit facility; (iii) to the title, name and signature of each Person authorized to sign this Agreement and the other Loan Documents; and (iv) that the attached certified copies of the good standing certificates of each Obligor, issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization are true and complete, and in full force and effect.  Lender may conclusively rely on this certificate until it is otherwise notified by the applicable Obligor in writing; and

(d)	Borrower shall have paid to Lender, and hereby agrees to pay to Lender, an amendment fee in an amount equal to $10,000.

SECTION 4. Notices; Etc.  All notices and other communications provided for hereunder shall comply with Section 11.4 of the Loan Agreement.

SECTION 5. General Provisions.

(a)	Each Obligor confirms that all of its Obligations under the Loan

Agreement and the Loan Documents (each as amended by this Agreement) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Each Obligor hereby ratifies and confirms the Liens and security interests granted under the Loan Agreement and the Loan Documents and further ratifies and agrees that such Liens and security interests secure all obligations and indebtedness now, hereafter or from time to time made by, owing to or arising in favor of the Lender pursuant to the Loan Agreement and the Loan Documents (as now, hereafter or from time to time amended).

(b)Each Obligor agrees that at any time and from time to time, upon the written request of Lender, such Obligor will execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in its Permitted Discretion in order to effect the provisions of this Agreement.

(c)Except as supplemented hereby, the Loan Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, including any replacement instrument or agreement therefor.

(d)Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of the Lender in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, including, without limitation, the reasonable fees, costs, client charges and expenses of counsel for the Lender.

(e)This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(f)Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(g)In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 11.14, 11.15 and 11.16 of the Loan Agreement, mutatis mutandi.

(h)This Agreement, together with the Loan Agreement and the other Loan

Documents, reflects the entire understanding of the, parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

SELECT INTERIOR CONCEPTS, INC.

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz

Title:    Chief Financial Officer

ARCHITECTURAL GRANITE & MARBLE, LLC

By: Architectural Surfaces Group, LLC its Sole Member

By: SIC Intermediate, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

PENTAL GRANITE AND MARBLE, LLC

By: Architectural Granite & Marble, LLC its Sole Member

By: Architectural Surfaces Group, LLC its Sole Member

By: SIC Intermediate, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

L.A.R.K. INDUSTRIES, INC.

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz

Title:    Chief Financial Officer

GREENCRAFT HOLDINGS, LLC

By: L.A.R.K. Industries, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

[SIC] Third Amendment to A&R Loan, Security and Guaranty Agreement

GREENCRAFT INTERIORS, LLC

By: Greencraft Holdings, LLC its Sole Member

By: L.A.R.K. Industries, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

CASA VERDE SERVICES, LLC

By: Greencraft Holdings, LLC its Sole Member

By: L.A.R.K. Industries, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

GREENCRAFT STONE AND TILE LLC

By: Greencraft Holdings, LLC its Sole Member

By: L.A.R.K. Industries, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

T.A.C. CERAMIC TILE CO.

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

[SIC] Third Amendment to A&R Loan, Security and Guaranty Agreement

OTHER OBLIGORS:

ARCHITECTURAL SURFACES GROUP, LLC

By: SIC Intermediate, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

RESIDENTIAL DESIGN SERVICES, LLC

By: SIC Intermediate, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

AG HOLDCO (SPV), LLC

By: Architectural Granite & Marble, LLC its Sole Member

By: Architectural Surfaces Group, LLC its Sole Member

By: SIC Intermediate, Inc., its Sole Member

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

SIC INTERMEDIATE, INC.

By:    /s/ Nadeem Moiz

Name: Nadeem Moiz
Title:    Chief Financial Officer

[SIC] Third Amendment to A&R Loan, Security and Guaranty Agreement

LENDER:

BANK OF AMERICA, N.A.

By:    /s/ John Olsen

Name: John Olsen

Title: Senior Vice President

[SIC] Third Amendment to A&R Loan, Security and Guaranty Agreement